UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019 (May 7, 2018)

Amneal Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Amneal Pharmaceuticals LLC 400 Crossing Blvd., 3rd Floor Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 409-6700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported under Item 2.01 in the Current Report on Form 8-K filed by Amneal Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on May 7, 2018, as amended by Amendment No. 1 on Form 8-K/A filed by the Company on May 10, 2018 and Amendment No. 2 on Form 8-K/A filed by the Company on July 12, 2018 (as so amended, the “Original Report”), the transactions (the “Business Combination Transactions”) pursuant to the Business Combination Agreement, dated as of October 17, 2017, as amended, by and among the Company, Impax Laboratories, LLC (f/k/a Impax Laboratories, Inc.) (“Impax”), K2 Merger Sub Corporation and Amneal Pharmaceuticals LLC (“Amneal”), were consummated on May 4, 2018, and each of Impax and Amneal became subsidiaries of the Company.

This Amendment No. 3 should be read in conjunction with the Original Report and amends the Original Report to provide certain additional historical financial information for Impax and certain unaudited pro forma information, which was provided in the Original Report as required by Item 9.01(a) and Item 9.01(b) of Form 8-K in connection with the Business Combination Transactions and should be read in conjunction therewith. Except as set forth herein, no other modifications have been made to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Impax as of December 31, 2017 and December 31, 2016, the related audited consolidated statements of operations, comprehensive (loss) income, changes in stockholders’ equity and cash flows for Impax for each of the years in the three year period ended December 31, 2017, and the notes and schedule thereto, including the related report of the independent registered public accounting firm thereon are filed herewith as Exhibit 99.1 and incorporated by reference herein.

The unaudited consolidated balance sheet of Impax as of March 31, 2018, the related unaudited consolidated statements of operations, comprehensive (loss) income and cash flows for Impax for the three months ended March 31, 2018 and March 31, 2017, and the notes thereto are filed herewith as Exhibit 99.2 and incorporated by reference herein.

(b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Business Acquired.

“Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Impax for the years ended December 31, 2017 and 2016 is filed herewith as Exhibit 99.3 and incorporated by reference herein.

(c) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Business Acquired.

“Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Impax for the three months ended March 31, 2018 and March 31, 2017 is filed herewith as Exhibit 99.4 and incorporated by reference herein.

(e) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the fiscal year ended December 31, 2018, and the notes thereto are filed herewith as Exhibit 99.5 and incorporated by reference herein.

(f) Exhibits.

Exhibit No.	Description

99.1*	Audited consolidated balance sheets of Impax as of December 31, 2017 and December 31, 2016, the related audited consolidated statements of operations, comprehensive (loss) income, changes in stockholders’ equity and cash flows for Impax for the years ended December 31, 2017, 2016 and 2015, and the notes and schedule thereto, including the related report of the independent registered public accounting firm thereon.

99.2*	Unaudited consolidated balance sheet of Impax as of March 31, 2018, unaudited consolidated statements of operations, comprehensive (loss) income, changes in stockholders’ equity and cash flows for Impax for the three months ended March 31, 2018, and the notes thereto.

99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Impax for the years ended December 31, 2017 and 2016.

99.4*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Impax for the three months ended March 31, 2018 and March 31, 2017.

99.5*	Unaudited pro forma condensed combined statements of operations of the Company for the fiscal year ended December 31, 2018.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 1, 2019

AMNEAL PHARMACEUTICALS, INC.

By: /s/ Todd P. Branning
Name:	Todd P. Branning
Title:	Senior Vice President and Chief Financial Officer